UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.investorvote.com/ED Step 1: Go to www.investorvote.com/ED. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/ED or scan the QR code — login details are located in the shaded bar below. The Sample Company Consolidated Edison, Inc. Annual Meeting of Stockholders Notice 03E3TE + + Important Notice Regarding the Availability of Proxy Materials for the Consolidated Edison, Inc. Annual Meeting of Stockholders to be Held on Monday, May 17, 2021 Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated Edison, Inc. annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and information about the annual meeting of stockholders are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Consolidated Edison, Inc. proxy materials are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, May 3, 2021 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ED. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Monday, May 3, 2021. Information about the Consolidated Edison, Inc. Annual Meeting of Stockholders is available in the proxy statement which can be viewed at www.investorvote.com/ED. Consolidated Edison, Inc. Annual Meeting of Stockholders will be held on Monday, May 17, 2021 at 10:00 a.m. EDT. Available via live webcast at www.virtualshareholdermeeting.com/ED2021. To access the Annual Meeting via the webcast, you must obtain a virtual meeting access (“VMA”) control number as described in the proxy statement no later than 5:00 p.m., EDT, on May 10, 2021. The VMA control number is a 16-digit number that will provide you access to the Annual Meeting. It does NOT replace the 15-digit Computershare control number that allows you to vote your shares. Due to the ongoing impact of the novel coronavirus disease, COVID-19, we plan to hold the Annual Meeting by means of remote communications only (i.e. a virtual-only annual meeting). As of the date of this mailing, a state disaster emergency has been declared relating to COVID-19 in the State of New York, and the requirement under New York law that annual meetings be noticed and held at a physical location has been temporarily suspended. The declaration of a state disaster emergency and the related suspension are renewed on a monthly basis. In the event that the state disaster emergency and suspension are lifted prior to the date fixed for the Annual Meeting and it is not, therefore, legally permissible for us to hold a completely virtual annual meeting under New York law, we may also hold the Annual Meeting in person. We will announce the location of the in-person component of the meeting by press release and posting on our proxy website (www.conedison.com/shareholders), as well as the filing of additional proxy materials with the Securities and Exchange Commission. If the Annual Meeting is also held in person, you may use this document, along with proper form of identification, to attend the Annual Meeting. This document will admit only the named stockholder(s). YOUR VOTE IS IMPORTANT! We strongly recommend that you vote in advance of the Annual Meeting following the instructions on this notice. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2 and 3: 1. Election of Directors: 01—Timothy P. Cawley 02—Ellen V. Futter 03—John F. Killian 04—Karol V. Mason 05—John McAvoy 06—Dwight A. McBride 07—William J. Mulrow 08—Armando J. Olivera 09—Michael W. Ranger 10—Linda S. Sanford 11—Deirdre Stanley 12—L. Frederick Sutherland 2. Ratification of appointment of independent accountants. 3. Advisory vote to approve named executive officer compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Consolidated Edison, Inc. Annual Meeting of Stockholders Notice